UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013 (August 21, 2013)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3776 South High Street, Columbus, Ohio		43207
(Address of principal executive offices)		(Zip Code)

(614) 491-2225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, our stockholders voted to re-elect directors Larry C. Corbin, Steven A. Davis, Michael J. Gasser, E. Gordon Gee, Mary Kay Haben, E. W. (Bill) Ingram III, Cheryl L. Krueger, G. Robert Lucas, Eileen A. Mallesch and Paul S. Williams. Each of these directors will serve a term that expires at our 2014 Annual Meeting of Stockholders.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Bob Evans Farms, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on August 21, 2013 in Columbus, Ohio. At the Annual Meeting, 22,715,697 shares of the Company’s common stock, par value $.01 per share, were represented in person or by proxy, which constituted a quorum based on a total outstanding of 27,467,834 shares.

At the Annual Meeting, our stockholders voted on four proposals. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to our stockholders on July 12, 2013.

At the Annual Meeting, our stockholders voted to re-elect directors Larry C. Corbin, Steven A. Davis, Michael J. Gasser, E. Gordon Gee, Mary Kay Haben, E. W. (Bill) Ingram III, Cheryl L. Krueger, G. Robert Lucas, Eileen A. Mallesch and Paul S. Williams. Each of these directors will serve a term that expires at our 2014 Annual Meeting of Stockholders.

Our stockholders took the following actions on the other three proposals at the Annual Meeting:

•	Proposal 2, to approve the advisory resolution on executive compensation was approved by our stockholders.

•	Proposal 3, to approve an amendment to the 2010 Equity and Cash Incentive Plan was approved by our stockholders.

•	Proposal 4, the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 25, 2014 was ratified.

The final vote tallies for each proposal are set forth below:

Proposal 1. To elect ten directors for terms expiring at our 2014 Annual Meeting of Stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-votes
Larry C. Corbin	19,355,370	357,765	53,599	2,203,599
Steven A. Davis	19,064,483	640,907	61,344	2,203,599
Michael J. Gasser	19,317,225	395,554	53,955	2,203,599
E. Gordon Gee	19,363,478	344,429	58,827	2,203,599
E.W. (Bill) Ingram III	17,206,652	2,500,750	59,332	2,203,599
Mary Kay Haben	19,244,828	460,671	61,235	2,203,599
Cheryl L. Krueger	19,307,026	406,689	53,019	2,203,599
G. Robert Lucas	17,212,969	2,498,188	55,566	2,203,599
Eileen A. Mallesch	17,323,101	2,838,382	60,251	2,203,599
Paul S. Williams	19,411,186	296,598	58,950	2,203,599

Proposal 2. To approve the advisory resolution on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-votes
19,157,394	473,115	136,225	2,203,599

Proposal 3. To approve an amendment to the 2010 Equity and Cash Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
18,272,162	1,399,224	95,348	2,203,599

Proposal 4. To ratify the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 25, 2014:

Votes For	Votes Against	Abstentions
21,124,065	771,433	74,835

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not Applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

*10.1	Bob Evans Farms, Inc. Amended and Restated Filed Herewith 2010 Equity and Cash Incentive Plan

*	Denotes management contract or compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: August 23, 2013	By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil
Vice President, Assoc. General Counsel and Asst. Corporate Secretary